SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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GOODRICH PETROLEUM CORPORATION
(Name of Registrant As Specified In Its Charter)

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GOODRICH PETROLEUM CORPORATION
NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

June 13, 2019

Dear Fellow Stockholders:

We are distributing this notice and the accompanying Information Statement to the holders of common stock, par value $0.01 per share (the “Common Stock”), of Goodrich Petroleum Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”) in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the notice requirements of the Delaware General Corporation Law (the “DGCL”). The purpose of this notice and the Information Statement is to notify the Company’s stockholders that, in lieu of a special meeting of the Company’s stockholders, and pursuant to Sections 228, 242 and 245 of the DGCL, the holders of approximately 53.74% of our total outstanding Common Stock as of June 13, 2019 (the “Voting Stockholders”) have adopted by written consent (the “Written Consent”) an amendment and restatement (the “Amendment”) of the Company’s Second Amended and Restated Certificate of Incorporation (the “Original Certificate of Incorporation” and as amended and restated by the Amendment, the “Amended Certificate of Incorporation”).

In summary, the Amendment makes the following changes to the Original Certificate of Incorporation:

•	Provides that the size of the Company’s board of directors (the “Board”) will consist of one or more directors with such number to be determined by the Board in its sole discretion from time to time;
•	Provides that the Board will consist of a single class with each director serving a term of one year;
•	Provides that directors may be removed with or without cause by the affirmative vote of the holders of a majority of the shares entitled to vote in director elections;
•	Removes certain provisions regarding the rights of holders of previously outstanding warrants issued by the Company; and
•	Removes certain voting limitations and other provisions adopted in connection with and/or related to the Company’s emergence from bankruptcy in 2016 (the “Emergence”).

In addition, certain other conforming and ministerial changes are made to the Original Certificate of Incorporation to reflect the changes described above.

This Notice of Stockholder Action by Written Consent shall constitute notice to you of the taking by the Voting Stockholders of action by written consent under Section 228 of the DGCL. The Written Consent is the only stockholder action required to effect the Amendment under the DGCL and our Original Certificate of Incorporation; no consents or proxies are being requested from our stockholders and the Board is not soliciting your consent or proxy in connection with the Amendment. The accompanying Information Statement is being provided to you for your information to comply with the requirements of Regulation 14C of the Exchange Act. The Information Statement constitutes notice to you of the aforementioned corporate action to be taken without a meeting, by less than unanimous consent of our stockholders, pursuant to Section 228 of the DGCL. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with the Information Statement or the action taken by the Voting Stockholders, including with respect to the adoption of the Amendment. No meeting of our stockholders will be held nor proxies requested because we have received written consent to these matters from the Voting Stockholders who collectively hold a majority of the aggregate issued and outstanding shares of our voting stock.

The Amendment will only become effective upon the filing of the Amended Certificate of Incorporation with the Secretary of State of the State of Delaware, which, pursuant to Rule 14c-2(b) of the Exchange Act, will occur no earlier than 20 calendar days after this Information Statement is first mailed or otherwise delivered to our stockholders. We intend to begin distributing this Notice and Information Statement to our stockholders on June 27, 2019. The record date established for purposes of determining the number of issued and outstanding shares of Common Stock, and thus the stockholders entitled to receive this Notice and Information Statement, was June 13, 2019 (the “Record Date”).

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN AND NO PROXIES ARE BEING SOLICITED IN CONNECTION WITH THE ACTION DESCRIBED HEREIN.

Sincerely,
/s/ Walter G. Goodrich
Name: Walter G. “Gil” Goodrich
Title: Chairman and Chief Executive Officer

GOODRICH PETROLEUM CORPORATION
801 Louisiana Street
Suite 700
Houston, Texas 77002

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being furnished to the holders of common stock, par value $0.01 per share (the “Common Stock”) of Goodrich Petroleum Corporation (the “Company,” “we,” “us” or “our”) in accordance with Rule 14c-2 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and the Delaware General Corporation Law (the “DGCL”). The purpose of this Information Statement is to notify the Company’s stockholders of an action approved by the Company’s board of directors (the “Board”) and adopted by written consent in lieu of a special meeting (the “Written Consent”) by the holders (the “Voting Stockholders”) of shares of our Common Stock representing a majority (53.74%) of the total number of votes of our capital stock as of June 13, 2019 (the “Record Date”) pursuant to Sections 228, 242 and 245 of the Delaware General Corporation Law (the “DGCL”).

The ability of the Voting Stockholders to adopt the Amendment without a special meeting of the stockholders is authorized by Sections 228, 242 and 245 of the DGCL and Article 10 of the Original Certificate of Incorporation which provide that actions which may be taken at a meeting of our stockholders may be taken without a meeting if a written consent that sets forth the action so taken is signed by stockholders holding at least a majority of the outstanding stock entitled to vote thereon, and such consent shall have the same force and effect as a majority vote of the stockholders.

In connection with the Company’s emergence from bankruptcy in 2016 (the “Emergence”), the Company’s Board was reconstituted and the Second Amended and Restated Certificate of Incorporation (the “Original Certificate of Incorporation”) and Second Amended and Restated Bylaws (the “Bylaws”) became effective. Since the Emergence, certain of the Voting Stockholders have separately engaged in discussions with the Company regarding matters concerning the Board’s structure. In connection with these discussions and as described in more detail below, certain of the Voting Stockholders separately requested that the Company eliminate the classified Board structure so that its directors would be elected annually. In addition, in connection with their discussions, the parties determined to make certain other amendments to the Original Certificate of Incorporation to eliminate provisions that are no longer applicable or necessary, such as those related to previously outstanding warrants and the Emergence, as described in this Information Statement. After each stockholder and the Company agreed upon the basic terms of an amendment (the “Amendment”) to the Original Certificate of Incorporation (the Original Certificate of Incorporation as amended and restated by the Amendment, the “Amended Certificate of Incorporation”), the Board adopted a resolution setting forth the Amendment and declaring its advisability, and the Voting Stockholders adopted the Amendment through the Written Consent.

This Information Statement is being sent to you to notify you of the adoption of the Amendment and shall constitute notice to you of the Voting Stockholders taking such action by written consent under Section 228 of the DGCL.

The Amendment makes the following changes to the Original Certificate of Incorporation:

Original Certificate of Incorporation	Amended Certificate of Incorporation
Article Fourth, Subsection A.10: “Except in respect of series particulars fixed by the Board of Directors or its committee as permitted hereby, all shares of Preferred Stock shall be of equal rank and shall be identical. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.”

Article Fourth, Subsection A.10: Revised in entirety to clarify that: “The Series Terms of each series of Preferred Stock may differ from those of any and all other series of Preferred Stock at any time outstanding. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.”

Article Fourth, Subsection B.3: Provides that holders of common stock are entitled to one vote per share, as described in more detail in Annex A.
Article Fourth, Subsection B.3: Expanded to clarify the voting rights of holders of common stock, including their exclusive rights to vote in the election of directors, as described in more detail in Annex A.

Article Fourth, Subsection C: Limits voting rights of J.P. Morgan Securities LLC, as described in more detail in Annex A. This provision was adopted in connection with and to address matters relevant to the Emergence.
Article Fourth, Subsection C: Deleted in its entirety.
Article Fourth, Subsection D: In accordance with the Bankruptcy Code, limits the Company’s ability to issue nonvoting equity securities, as described in more detail in Annex A.	Article Fourth, Subsection D: Deleted in its entirety.
Article Fifth: Sets forth the names of the directors on the Initial Board following the Emergence, provides that the Board will consist of three staggered classes and grants designation rights to holders of previously outstanding warrants, as described in more detail in Annex A.

Article Fifth: Provides that the Board will consist of one class and that each director will be elected for a term of one year, and deletes the designation rights of holders of previously outstanding warrants, as described in more detail in Annex A.

Article Seventh: Restricts the ability of stockholders to remove directors, including by requiring a supermajority stockholder vote, and restricts the ability of employee directors to continue to serve on the Board following the termination of their employment, as described in more detail in Annex A.

Article Seventh: Provides that directors may be removed with or without cause by the affirmative vote of the holders of a majority of the shares entitled to vote in director elections, and deletes the remaining provisions, as described in more detail in Annex A.

Article Eighth: Addresses jurisdictional matters related to compromises and arrangements between the Company and its creditors in connection with Emergence, as described in more detail in Annex A.	Article Eighth: Deleted in its entirety.
Article Twelfth: Addresses the rights of the holders of the previously outstanding warrants to approve certain amendments to the Original Certificate of Incorporation, as described in more detail in Annex A.

Article Twelfth: Removes the rights of the holders of the previously outstanding warrants to approve certain amendments to the Amended Certificate of Incorporation, as described in more detail in Annex A.

In addition, certain other conforming and ministerial changes are made to the Original Certificate of Incorporation to reflect the changes described above.

The approval of the holders of a majority of the outstanding warrants described in Article Twelfth of the Original Certificate of Incorporation is not required because no such warrants were outstanding as of the Record Date for the Written Consent; however, Franklin Advisers, Inc. (“Franklin”) has consented to the Amendment, pursuant to Article Twelfth of the Original Certificate of Incorporation.

In order to eliminate the cost and time involved in holding a special meeting, and in order to adopt the Amendment as described in this Information Statement, the Voting Stockholders, which own collectively in excess of 50% of the voting stock of the Company, as well as Franklin pursuant to Article Twelfth of the Original Certificate of Incorporation, executed and delivered the Written Consent to us in accordance with Sections 228, 242 and 245 of the DGCL and our Original Certificate of Incorporation.

This Information Statement is dated as of and is first being sent or given to our stockholders of record on or about June 27, 2019. We are distributing this Information Statement to our stockholders in full satisfaction of any notice requirements we may have under the DGCL and of Regulation 14C of the Exchange Act.

As of the Record Date, there were 12,302,318 shares of our Common Stock issued and outstanding and entitled to notice of and to vote on all matters presented to stockholders. The required vote for the adoption of the Amendment was a majority of the issued and outstanding shares of Common Stock, as well as Franklin pursuant to Article Twelfth of the Original Certificate of Incorporation. On June 13, 2019, the Record Date, the Voting Stockholders, as the holders of record of approximately 53.74% of the outstanding shares of our voting stock on such date, as well as Franklin pursuant to Article Twelfth of the Original Certificate of Incorporation, executed the Written Consent approving the adoption of the Amendment. When actions are taken by written consent of less than all of the stockholders entitled to vote on a matter, Section 228 of the DGCL requires notice of the action to those stockholders who did not vote. This Information Statement and the accompanying Notice of Stockholder Action by Written Consent constitute notice to you of the action by written consent as required by Section 228 of the DGCL. Because we have obtained sufficient stockholder approval of the Amendment, no other consents or votes will be solicited in connection with this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Under federal securities laws, the Amendment may not become effective until 20 calendar days after the date of distribution of this Information Statement to our stockholders. Therefore, notwithstanding the execution and delivery of the Written Consent, the Amended Certificate of Incorporation will not be filed with the Secretary of State of the State of Delaware, and the Amendment will not be effective, until that time has elapsed.

Dissenters’ Rights of Appraisal

Under the DGCL, Company stockholders are not entitled to appraisal rights with respect to the adoption of the Amendment.

Proposals by Security Holders

No stockholder has requested that we include any additional proposals in this Information Statement.

Interest of Certain Persons In or Opposition to Matters to be Acted Upon

We are not aware of any substantial interest, direct or indirect, by our executive officers or directors that is in favor of or in opposition to the adoption of the Amendment.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the Company had 12,302,318 shares of Common Stock issued and outstanding. Holders of Common Stock are entitled to one vote per share. The following table sets forth the beneficial ownership of the Common Stock as of the Record Date by each person who served as a director and/or a named executive officer of the Company on the Record Date, the number of shares beneficially owned by all of the Company’s directors and executive officers as a group, and any persons who beneficially own greater than 5% of the Common Stock as of the Record Date. Unless otherwise indicated, the business address for each beneficial owner is 801 Louisiana Street, Suite 700, Houston, TX 77002 and each beneficial owner has sole voting and dispositive power over such shares.

Name and address of beneficial owners	Amount of beneficial ownership of Common Stock	Approximate percentage of outstanding Common Stock(1)
Walter G. Goodrich	460,680	3.7
Robert C. Turnham, Jr.	460,700	3.7
Mark E. Ferchau	160,562	1.3
Michael J. Killelea	123,076	1.0
Robert T. Barker	23,678		*
Ronald C. Coleman	45,136		*
K. Adam Leight	28,636		*
Timothy D. Leuliette	26,136		*
Steven J. Pully	18,166		*
Thomas M. Souers	26,136		*
All directors and executive officers as a group (10 persons)	1,372,906	11.2
Franklin Advisers, Inc.(2)(3)	2,844,201	22.1
GEN IV Investment Opportunities(4)	1,838,510	14.9
Anchorage Capital Group, L.L.C.(5)	1,569,878	12.8
*	Less than 1%
(1)	Based on total shares outstanding of 12,302,318 as of June 13, 2019.
(2)	Pursuant to the Schedule 13D/A filed with the Securities and Exchange Commission on January 25, 2019, Franklin Advisers, Inc., a wholly owned subsidiary of Franklin Resources, Inc. (“FRI”), has sole voting and sole dispositive power with respect to the reported shares. Charles B. Johnson and Rupert H. Johnson, Jr. (the “Franklin Principal Stockholders”) each own in excess of 10% of FRI’s outstanding common stock and are the principal stockholders of FRI. FRI and the Franklin Principal Stockholders may be deemed to be, for purposes of Rule 13d-3 under the Act, the beneficial owners of securities held by persons and entities for whom or for which FRI’s subsidiaries provide investment management services. The address of the reporting persons is One Franklin Parkway, San Mateo, CA 94403.
(3)	Includes 562,501 shares of Common Stock issuable on conversion of debt securities (as computed under Rule 13d-3(d)(1)(i) of the Exchange Act). As of the Record Date, Franklin Advisers, Inc. is the beneficial owner of 2,281,700 shares of Common Stock, which represents 18.6% of the shares of Common Stock issued and outstanding as of the Record Date.
(4)	Pursuant to the Schedule 13D filed with the Securities and Exchange Commission on May 22, 2018, GEN IV Investment Opportunities, LLC, LSP Generation IV, LLC and LSP Investment Advisors, LLC have shared voting and shared dispositive power with respect to the reported shares. The address of the reporting persons is 1700 Broadway, 35th Floor, New York, NY 10019.
(5)	Pursuant to the Form 13F filed with the Securities and Exchange Commission on May 15, 2019, the reported shares are held by Anchorage Capital Group, LLC, the investment manager for each of Anchorage Illiquid Opportunities V, LP and AIO V AIV 1 Holdings, LP. The address of the reporting persons is c/o Anchorage Capital Group, LLC, 610 Broadway, 6th Floor, New York, NY 10012.

ESCRIPTION OF STOCKHOLDER ACTION

Background and Summary of the Amendment

In connection with the Emergence, the Company’s Board was reconstituted and the Original Certificate of Incorporation and the Bylaws became effective. Since the Company’s Emergence, certain of the Voting Stockholders have separately engaged in discussions with the Company regarding matters concerning the Board’s structure. In connection with these discussions and as described in more detail below, certain of the Voting Stockholders separately requested that the Company eliminate the classified Board structure so that its directors would be elected annually. In addition, in connection with their discussions, the parties determined to make certain other amendments to the Original Certificate of Incorporation to eliminate provisions that are no longer applicable or necessary, such as those related to previously outstanding warrants and the Emergence, as described in this Information Statement. After each stockholder and the Company agreed upon the basic terms of the Amendment, the Board adopted a resolution setting forth the Amendment and declaring its advisability, and the Voting Stockholders adopted the Amendment through the Written Consent.

The Amendment makes the following changes to the Original Certificate of Incorporation, which are described in greater detail in the table above:

•	Provides that the size of the Board will consist of one or more directors with such number to be determined by the Board in its sole discretion from time to time;
•	Provides that the Board will consist of a single class with each director serving a term of one year;
•	Provides that directors may be removed with or without cause by the affirmative vote of the holders of a majority of the shares entitled to vote in director elections;
•	Removes certain provisions regarding the rights of holders of previously outstanding warrants issued by the Company; and
•	Removes certain voting limitations and other provisions adopted in connection with and/or related to the Emergence.

In addition, certain other conforming and ministerial changes are made to the Original Certificate of Incorporation to reflect the changes described above.

The Voting Stockholders consist of Franklin; “GEN IV Investment Opportunities, LLC,” LSP Generation IV, LLC and LSP Investment Advisors, LLC and certain of their affiliates (collectively, “Gen IV”); Anchorage Illiquid Opportunities V LP and AIO V AIV 1 Holdings, LP and certain of their affiliates (collectively, “Anchorage Capital”); Walter G. Goodrich, the Company’s Chairman and Chief Executive Officer, and Robert C. Turnham, Jr., the Company’s President and Chief Operating Officer. Franklin has existing board nomination rights pursuant to the Original Certificate of Incorporation, and thus has been involved in discussions with the Company and the Board regarding corporate governance matters since the adoption of the Original Certificate of Incorporation. Anchorage Capital, as disclosed in its Schedule 13D filed with the SEC on May 24, 2018, has been “engaged . . . with management, the [Company’s] board of directors, other shareholders of the [Company] and other relevant parties . . . concerning [Anchorage Capital’s] investment in the [Company], including, without limitation, matters concerning the business, operations, governance, board composition, [and] director candidates . . . of the [Company].” Gen IV, as disclosed in its Schedule 13D filed with the SEC on May 22, 2018, has “had numerous constructive discussions with the [Company’s] management to express their views as to the [Company’s] business and its current strategies to enhance or maximize shareholder value,” and “may from time to time . . . express their views to . . . management, [the Company’s] board of directors, [or] other shareholders . . . [including with respect to] corporate governance [and] board composition.” Accordingly, the Company believes that the Amendment was the product of separate discussions between the Company and the Voting Stockholders in contrast to a Company-generated proposal for which Voting Stockholder support was solicited.

Summary of Charter Amendment; Effect

Our Original Certificate of Incorporation provides that our Board be divided into three classes of directors. Directors of each class are chosen for three-year terms and, each year at the annual meeting of stockholders, one class of directors is elected by the stockholders. In addition, the holders of a majority of the previously outstanding warrants were entitled to designate nominees to serve as the Class I directors of the Board and for so long as Franklin owns greater than 10% of the total outstanding common stock of the Company, Franklin is entitled to designate three nominees to serve as the Class II directors of the Board. The current terms of the Class I, Class II and Class III directors will expire at the annual meetings of stockholders held in 2020, 2021 and 2019, respectively.

While a classified Board may offer several advantages, such as promoting Board continuity and stability, encouraging directors to take a long-term perspective, and reducing a company’s vulnerability to coercive takeover tactics, certain of the Voting Stockholders advocated for a non-classified Board because it represented “best practices” in corporate governance. Upon filing of the Amended Certificate of Incorporation, the Company will no longer have a classified Board. As a result, the Company currently expects that all Company directors will be up for election at the Company’s 2019 annual meeting.

As of June 13, 2019, all of the issued and outstanding warrants had been exercised such that the provisions of the Original Certificate of Incorporation regarding warrant holder appointment rights and rights of approval with respect to any amendment or restatement of the Original Certificate of Incorporation that amends in any manner the rights of warrant holders are no longer applicable. Accordingly, the Board and the Voting Stockholders determined that it was appropriate to remove such provisions from the Original Certificate of Incorporation pursuant to the Amendment.

In addition, the Original Certificate contains certain provisions related to, or required by, the Company’s Chapter 11 Plan of Reorganization. Following the Emergence and the Company’s settlement of the final outstanding bankruptcy claims, these provisions are no longer applicable, or required, and thus the Company and the Voting Stockholders determined that it was appropriate to remove such provisions from the Original Certificate of Incorporation pursuant to the Amendment.

Vote Required

Section 242 of the DGCL required the affirmative vote of a majority of the outstanding shares of our Common Stock and Article TWELFTH of our Certificate of Incorporation required the vote of Franklin in its individual capacity to approve and adopt the Amendment.

ADDITIONAL INFORMATION

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (as amended), and any reports prior to or subsequent to that date.

These reports and other information filed by the Company with the SEC may be inspected and are available for copying at the public reference facilities maintained at the SEC at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov. The Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (as amended), and other reports filed under the Exchange Act, are also available to any stockholder at no cost upon request to investor relations at (713) 780-9494 or via our website at www.goodrichpetroleum.com/investor.relations.

The Company will pay the cost of preparing, filing and mailing the Notice and this Information Statement.

Delivery of Documents to Security Holders Sharing an Address

We plan to send only one copy of the Notice and this Information Statement to stockholders as of the Record Date who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if multiple stockholders sharing an address have received one copy of the Notice and this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. In addition, the Company will deliver promptly upon written or oral request a separate copy of this Information Statement or any other corporate mailing to a stockholder upon request. You may make any such written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 801 Louisiana Street, Suite 700, Houston, TX 77002 or by calling the Corporate Secretary’s office at (713) 780-9494.

Additionally, if current stockholders with a shared address received multiple copies of the Notice and this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

2019 Annual Meeting

The Board has established August 20, 2019 as the date of the Company’s 2019 annual meeting of stockholders (the “Annual Meeting”). The Board has set the close of business on July 16, 2019 as the record date for determining stockholders who are eligible to receive notice of and vote at the Annual Meeting. The Company will publish additional details regarding the exact time, location and matters to be voted on at the Annual Meeting in the Company’s proxy statement for the Annual Meeting.

Because the date of the Annual Meeting is more than 60 days after the anniversary date of the Company’s 2018 annual meeting of stockholders, the deadline for stockholders to submit proposals and nominations for directors pursuant to the Bylaws as set forth in the Company’s proxy statement for the 2018 annual meeting is no longer effective. Under the Bylaws, in order for stockholder proposals and director nominations to be presented at the Annual Meeting (other than by means of inclusion of a stockholder proposal in proxy materials pursuant to Rule 14a-8 of the Exchange Act, which is described below), written notice must be received by the Secretary at Goodrich Petroleum Corporation, 801 Louisiana Street, Suite 700, Houston, Texas 77002 not later than the close of business on July 4, 2019. Such notice must comply with the procedural and content requirements of the Bylaws.

Because the date of the Annual Meeting is more than 30 days after the anniversary date of the Company’s 2018 annual meeting of stockholders, the deadline for stockholders to submit proposals pursuant to Rule 14a-8 under the Exchange Act must be a “reasonable time” before the Company begins printing and sending its proxy materials for the Annual Meeting. Stockholder proposals intended for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 were required to be sent and received by the Secretary no later than the close of business on December 25, 2018. Given that the Company has moved the Annual Meeting back from the anniversary date of the Company’s 2018 annual meeting of stockholders, the Company believes that December 25, 2018 was a reasonable time before it will begin printing and sending its proxy materials, and is not providing a new deadline for Rule 14a-8 proposals to be submitted for inclusion in the proxy materials for the Annual Meeting.

By Order of the Board of Directors

/s/ Walter G. Goodrich
Name: Walter G. “Gil” Goodrich
Title: Chairman and Chief Executive Officer

ANNEX A

~~SECOND~~ THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GOODRICH PETROLEUM CORPORATION

GOODRICH PETROLEUM CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.	~~2.~~The name of the Corporation is “Goodrich Petroleum Corporation.” The Corporation was originally incorporated under the name “Goodrich Acquisition II, Inc.”, and the Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on October 22, 1996. A restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on January 31, 1997. The Corporation filed its First Amended Joint Plan of Reorganization under Chapter 11 of Title 11 of the United States Code on August 12, 2016 (the “Plan”)~~. The Plan was confirmed on September 28~~, ~~2016 by the United States Bankruptcy Court for the Southern District of Texas Houston Division.~~and the Corporation adopted and filed its Second Amended and Restated Certificate of Incorporation pursuant to the Plan. The Company settled the final outstanding bankruptcy claims and the Plan ceased to be of further force and effect as of December 13, 2018.
~~3.~~	~~This Second Amended and Restated Certificate of Incorporation (“Certificate”) has been deemed approved without the need for Board of Directors or stockholder approval pursuant to Section 303 of the General Corporation Law of the State of Delaware (the “DGCL”) because it is adopted pursuant to the Plan, as confirmed by the United States Bankruptcy Court for the Southern District of Texas Houston Division.~~
2.	~~4.~~Pursuant to ~~the provisions of~~ Sections ~~242(a), 245 and 303 of the DGCL, the~~ 228, 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), the certificate of incorporation as heretofore amended and supplemented is hereby amended, integrated and restated in its entirety as hereinafter set forth, and entitled the “Third Amended and Restated Certificate of Incorporation” (“Certificate”). The undersigned Corporation does hereby certify that the text of the Certificate is hereby amended , integrated and restated to read as follows:

FIRST: The name of the Corporation is GOODRICH PETROLEUM CORPORATION.

SECOND: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose or purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the DGCL.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is eighty-five million (85,000,000), consisting of seventy-five million (75,000,000) shares of Common Stock, par value $0.01 per share, and ten million (10,000,000) shares of Preferred Stock, par value $1.00 per share.

The following is a statement fixing certain of the designations and powers, voting powers, preferences, and relative, participating, optional or other rights of the Preferred Stock and the Common Stock of the Corporation, and the qualifications, limitations or restrictions thereof, and the authority with respect thereto expressly granted to the Board of Directors of the Corporation (the “Board of Directors”) to fix any such provisions not fixed by this Certificate:

A. Preferred Stock

The Board of Directors is hereby expressly vested with the authority to adopt a resolution or resolutions providing for the issue of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The powers, voting powers, designations, preferences, and relative, participating, optional or other rights, if any, of each series of Preferred Stock and the qualifications, limitations or restrictions, if any, of such preferences and/or rights (collectively the “Series Terms”), shall be such as are stated and expressed in a resolution or resolutions providing for the creation or revision of such Series Terms (a “Preferred Stock Series Resolution”) adopted by the Board of Directors or a committee of the Board of Directors to which such responsibility is specifically and lawfully delegated. The powers of the Board of Directors with respect to the Series Terms of a particular series (any of which powers, other than voting powers, may by resolution of the Board of Directors be specifically delegated to one or more of its committees, except as prohibited by law) shall include, but not be limited to, determination of the following:

1.   the number of shares constituting that series and the distinctive designation of that series, or any increase or decrease (but not below the number of shares thereof then outstanding) in such number;

2.   the dividend rate on the shares of that series, whether such dividends, if any, shall be cumulative, and, if so, the date or dates from which dividends payable on such shares shall accumulate, and the relative rights of priority, if any, of payment of dividends on shares of that series;

3.   whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

4.   whether that series shall have conversion privileges with respect to shares of any other class or classes of stock or of any other series of any class of stock, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate upon occurrence of such events as the Board of Directors shall determine;

5.   whether the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including their relative rights of priority, if any, of redemption, the date or dates upon or after which they shall be redeemable, provisions regarding redemption notices, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

6.   whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

7.   the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

8.   the conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional Preferred Stock or other capital stock ranking on a parity therewith, or prior thereto, with respect to dividends or distribution of assets upon liquidation;

9.   the conditions or restrictions with respect to the issuance of, payment of dividends upon, or the making of other distributions to, or the acquisition or redemption of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distribution of assets upon liquidation; and

10.   any other designations, powers, preferences, and rights, including, without limitation, any qualifications, limitations, or restrictions thereof.

Any of the Series Terms, including voting rights, of any series may be made dependent upon facts ascertainable outside this Certificate and the Preferred Stock Series Resolution, provided that the manner in which such facts shall operate upon such Series Terms is clearly and expressly set forth in this Certificate or in the Preferred Stock Series Resolution.

Subject to the provisions of this Article Fourth, shares of one or more series of Preferred Stock may be authorized or issued from time to time as shall be determined by and for such consideration as shall be fixed by the Board of Directors or a designated committee thereof, in an aggregate amount not exceeding the total number of shares of Preferred Stock authorized by this Certificate. ~~Except in respect of series particulars fixed by the Board of Directors or its committee as permitted hereby, all shares of Preferred Stock shall be of equal rank and shall be identical~~The Series Terms of each series of Preferred Stock may differ from those of any and all other series of Preferred Stock at any time outstanding. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

B. Common Stock

1.   Dividends. Subject to the provisions of this Certificate relating to any series of Preferred Stock or any Preferred Stock Series Resolution, the Board of Directors may, in its discretion, out of funds legally available for the payment of dividends and at such times and in such manner as determined by the Board of Directors, declare and pay dividends on the Common Stock of the Corporation.

No dividend (other than a dividend in capital stock ranking on a parity with the Common Stock or cash in lieu of fractional shares with respect to such stock dividend) shall be declared or paid on any share or shares of any class of stock or series thereof ranking on a parity with the Common Stock in respect of payment of dividends for any dividend period unless there shall have been declared, for the same dividend period, like proportionate dividends on all shares of Common Stock then outstanding.

2.   Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and payment or setting aside for payment of any preferential amount due to the holders of any other class or series of stock, the holders of the Common Stock shall be entitled to receive ratably any or all assets remaining to be paid or distributed.

3.   Voting Rights. Subject to any special voting rights of any series of Preferred Stock, the holders of the Common Stock of the Corporation shall be entitled ~~at all meetings of stockholders~~ to one vote for each share of such stock held by them on all matters which the stockholders are entitled to vote, and the holders of the Common Stock of the Corporation shall have the exclusive right to vote for the election of Directors and on all other matters upon which the stockholders are entitled to vote, and, subject to the Series Terms of any one or more series of Preferred Stock, the holders of any series of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any certificates of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate ~~of Incorporation~~ (including any certificates of designation relating to any series of Preferred Stock).

4.   Preemptive Rights. Any issuance of Common Stock, or other capital stock, and rights, convertible securities, options or warrants to purchase Common Stock or other capital stock issued subsequent to the effective date of the Plan (“New Securities”) by the Corporation or any of its subsidiaries, other than an issuance of Exempt Securities (as defined below), shall be subject to the below.

(a)   Except as otherwise provided in this Section, the Corporation hereby grants to each stockholder that, together with its affiliates (which shall include any funds managed by the same investment manager), holds of record at least 10 percent of the Common Stock then outstanding (each, a “Qualified Shareholder”) the right to purchase its pro rata share of any and all issuances, sales or distributions New Securities proposed to be made by the Corporation or any of its subsidiaries as set forth herein.

(b)   The Corporation shall give each Qualified Shareholder written notice of the Corporation’s intention to issue or sell New Securities (which notice may be provided by posting the requisite information on the Corporation’s website and notifying (or causing notification to be delivered to) each of such Qualified Shareholders of such posting in writing) (the “Issuance Notice”), describing the type and terms of the New Securities, the price at which such New Securities will be issued or sold and the general terms upon which the Corporation proposes to issue or sell the New Securities, including the anticipated date of such issuance, sale or distribution, the general use of proceeds thereof, a description of both the business purpose of the offering of such New Securities and the dilutive effects, if any, of such offering, the pro rata share of each of them and the record date for determining Qualified Shareholders which, if not specified in the Issuance Notice, shall be the date of the Issuance Notice (the “Preemptive Offer Record Date”). Each Qualified Shareholder shall have 10 business days from the date the Issuance Notice is sent to deliver notice (the “Response Notice”) of its intention to purchase all or any portion of its pro rata share of the New Securities, based on the ratio of the shares of Common Stock held by such Qualified Shareholder on the Preemptive Offer Record Date to the number of shares of Common Stock held by all the Qualified Shareholders on the Preemptive Offer Record Date, and stating therein the quantity of New Securities it intends to purchase (each Qualified Shareholder who delivers a Response Notice hereunder is a “Purchaser” for purposes of this Section); provided that if the Corporation determines that a 10 business day period is not practical, the Corporation shall specify a shorter period (which shall be as long a period as is reasonably practical but in no event less than 3 business days) in the Issuance Notice. Such Response Notice shall constitute the irrevocable agreement of such Purchaser to purchase the quantity of New Securities indicated in the Response Notice at the price and upon the terms stated in the Issuance Notice; provided, however, that if the Corporation is proposing to issue, sell or distribute securities for consideration other than all cash, and subject to the limitations on the rights set forth in this Section, the

Corporation shall accept from such Purchaser either non-cash consideration that is reasonably comparable to the non-cash consideration proposed by the Corporation or the cash value of such non-cash consideration, in each case as determined in good faith by the Board of Directors. Any purchase of New Securities by a Purchaser pursuant to this Section shall be consummated on or prior to the later of (x) the date on which all other Offered Securities described in the applicable Issuance Notice are issued, sold or distributed and (y) the second business day following delivery of the Response Notice by such Purchaser.

(c)   The Corporation shall have 60 days from the date of the applicable Issuance Notice to consummate an issuance, sale or distribution of any New Securities which the Qualified Shareholders have not elected to purchase pursuant to Section B(4)(b) of this Article Fourth to other Persons at a price and on terms and conditions not less favorable to the Corporation than those contained in the Issuance Notice, on the condition that any Person purchasing New Securities pursuant to such offer must comply with this Section. In the event that the sale of New Securities is not fully consummated within such 60 day period, then the Corporation shall be obligated once again to offer the purchase rights set forth in Section B(4)(b) of this Article Fourth before it may subsequently sell such New Securities (provided that such 60 day period shall automatically toll, but not for longer than 180 days to the extent regulatory approval would be required for such Qualified Shareholder to acquire such New Securities).

(d)   Notwithstanding the foregoing provisions of this Section, Qualified Shareholders shall not have the right to participate in the issuance of any New Securities which are otherwise authorized to be issued in accordance with this Agreement (i) if such New Securities were issued as consideration in any merger, consolidation or combination with or acquisition of securities or assets of another person in exchange for New Securities, (ii) if made upon conversion or exercise of any rights, convertible securities, options or warrants to purchase Common Stock or other capital stock of the Corporation, (iii) if made by any subsidiary of the Corporation to the Corporation or any of its direct or indirect wholly owned subsidiaries, (iv) if made as securities which are the subject of an effective registration statement, (v) if made to directors (each, a “Director”), officers, employees or consultants as compensation pursuant to any employee incentive plans or (vi) if such New Securities were issued in connection with the Plan (the New Securities described in the foregoing clauses (i) through (vi), “Exempt Securities”).

(e)   Nothing in this Section shall prevent the Corporation or its subsidiaries from issuing or selling to any person (an “Accelerated Buyer”) any New Securities without first complying with the provisions of this Section; provided that in connection with such issuance or sale (i) the Corporation gives reasonably prompt notice to the Qualified Shareholders of such issuance (after such issuance has occurred), which notice shall describe in reasonable detail the New Securities purchased by the Accelerated Buyer and the purchase price thereof and (ii) the Accelerated Buyer and the Corporation enable the Qualified Shareholders to effectively exercise their respective rights under this Section with respect to their purchase of their pro rata share of the New Securities issued to the Accelerated Buyer within 15 business days after receipt of the notice by the Qualified Shareholder of such issuance to the Accelerated Buyer on the terms specified in this Section. The Preemptive Offer Record Date for such issuance shall be the date such New Securities are issued to the Accelerated Buyer.

~~C.      Limitation on Voting~~

~~Notwithstanding anything contained in this Certificate to the contrary, J.P. Morgan Securities LLC (“JPMS”) and its affiliates, collectively, shall not be entitled to vote, directly or indirectly, equity securities of the Corporation representing, in aggregate, greater than 4.99% of the total combined voting power of any class of equity securities of the Corporation entitled to vote on any matter (any equity securities held by JPMS and its affiliates, collectively, in excess of such 4.99% limitation, the “Excess Voting Stock”). For the avoidance of doubt, if JPMS or any of its affiliates shall transfer any Excess Voting Stock to any other person that is not an affiliate of JPMS, the limitation set forth in this Section C of this Article Fourth shall no longer apply to such Excess Voting Stock. Excess Voting Stock may only be transferred by JPMS or any of its affiliates: (i) among or between JPMS and its affiliates; (ii) in a widespread public distribution; (iii) in transfers in which no transferee (or group of associated transferees) would receive from JPMS and its affiliates in such sale or transfer two percent (2%) or more of any class of voting securities of the Corporation, which for the avoidance of doubt, does not include the amount of securities already owned by such transferee (together with its affiliates or group of associated transferees) prior to such transfer; (iv) to an underwriter for the purpose of conducting a widespread public distribution of the voting securities of the Corporation; (v) to the Corporation; or (vi) to a transferee that would control more than fifty percent (50%) of the voting securities of the Corporation without any transfer of Excess Voting shares from JPMS or its affiliates.~~

~~D.      Nonvoting Equity Securities~~

~~Notwithstanding anything contained in this Certificate to the contrary, the Corporation shall not issue nonvoting equity securities to the extent prohibited by Section 1123 of the United States Bankruptcy Code, 11 U.S.C. § 1123 (“Section 1123”), and the Corporation shall provide, as to any classes of securities possessing voting power, an appropriate distribution of such power among such classes, including, in the case of any class of equity securities having a preference over another class of equity securities with respect to dividends, adequate provisions for the election of Directors representing such preferred class in the event of default in the payment of such dividends; provided, however, that this provision (i) will have no further force and effect beyond that required by Section 1123, (ii) will have such force and effect, if any, only for so long as such Section 1123 is in effect and applicable to the Corporation and (iii) in all events may be amended or eliminated in accordance with applicable law as from time to time in effect. The prohibition on the issuance of nonvoting securities is included in this Certificate in compliance with Section 1123.~~

FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, and subject to the restrictions imposed by law or this Certificate, they may exercise all the powers of the Corporation.

The number of Directors shall be as specified in the Corporation’s bylaws (the “Bylaws”), provided, however, that ~~following the confirmation of the Plan by the United States Bankruptcy Court for the Southern District of Texas Houston Division, the initial Board of Directors (the “Initial Board”) shall consist of seven Directors.~~ the Board of Directors shall consist of one or more Directors and shall be of one class. ~~Each Director shall hold office for the term for which he is elected, and until his successor shall have been elected and qualified or until his earlier death, resignation or removal. The Board of Directors shall be divided into three classes: Class I, Class II and Class III. The Initial Board shall consist of Walter G. Goodrich and Robert C. Turnham, Jr., who will serve as Class III Directors, K. Adam Light, Ronald F. Coleman and Thomas M. Souers, who will serve as Class II Directors and Eugene I. Davis and Timothy D. Leuliette, who will serve as Class I Directors. The initial term of the Class I Directors shall end on the date of the first~~ At each annual meeting of stockholders ~~following the effective date of this Certificate~~, ~~the term of the Class II~~ Directors shall ~~end on the anniversary of the first~~ be elected for a term of office to expire at the next succeeding annual meeting of stockholders ~~following the effective date of this Certificate and the term of the Class III Directors shall end on the second anniversary of the first annual meeting of stockholders following the effective date of this Certificate. Following the expiration of the initial term of the Class I Directors and until the later to occur of (i) March 30~~, ~~2020 and (ii) the date of the annual meeting of stockholders in the year 2020 (the “Warrant Holder Designation Period”), the holders of a majority of the then outstanding warrants (the “Warrants”) issued by the Corporation to the New 2L Notes Purchasers (as such term is defined in the Plan) pursuant to that certain Warrant Agreement, dated as of October 12, 2016, by and between the Corporation and American Stock Transfer & Trust Company, LLC, shall be entitled to designate nominees to serve as the Class I Directors to the Board of Directors (the “Warrant Holder Selected Directors”). Following the expiration of the initial term of the Class II Directors and for~~ with each Director to hold office until his or her successor shall have been duly elected and qualified or, if earlier, until his or her death, resignation, retirement, disqualification or removal. For so long as funds and accounts managed by Franklin Advisers, Inc. ~~and its affiliates~~ (collectively, “Franklin”) shall beneficially own greater than 10% of the total outstanding Common Stock of the Corporation (the “Franklin Designation Period”), Franklin shall be entitled to designate three nominees to serve as ~~the Class II~~ Directors to the Board of Directors (the “Franklin Selected Directors”), with it being understood that Franklin shall permanently, despite any later increase in its Common Stock ownership, no longer be entitled to designate any director nominees at such time as Franklin beneficially owns 10% or less of the total outstanding Common Stock of the Corporation.

~~During the Warrant Holder Designation Period, the Corporation and the Board of Directors shall cause the Warrant Holder Selected Directors to be the Corporation’s own nominees for election as Class I Directors at each annual meeting of stockholders in which the Class I Directors are to be elected, and the Corporation, the Board of Directors and the stockholders shall use their respective best efforts to cause the election of the Warrant Holder Selected Directors to the Board of Directors (including supporting each Warrant Holder Selected Director for election in a manner no less rigorous and favorable than the manner in which the Corporation supports any other nominee). During the Warrant Holder Designation Period, if any Warrant Holder Selected Director has resigned, died, or is otherwise unable to serve as Director for any reason, the Corporation and the Board of Directors shall cause a~~

~~replacement of such Warrant Holder Selected Director designated in writing by the holders of a majority of the then outstanding Warrants to be installed in office in replacement of such Warrant Holder Selected Director promptly (but in no event more than twenty business days) following the delivery of such written notice.~~

During the Franklin Designation Period, the Corporation and the Board of Directors shall cause the Franklin Selected Directors to be the Corporation’s own nominees for election as ~~Class II~~ directors at each annual meeting of stockholders in which ~~the Class II directors~~ Directors are to be elected, and the Corporation, the Board of Directors and the stockholders shall use their respective best efforts to cause the election of the Franklin Selected Directors to the Board of Directors (including supporting each Franklin Selected Director for election in a manner no less rigorous and favorable than the manner in which the Corporation supports any other nominee). During the Franklin Designation Period, if any Franklin Selected Director has resigned, died, or is otherwise unable to serve as director for any reason, the Corporation and the Board of Directors shall cause a replacement of such Franklin Selected Director designated in writing by Franklin to be installed in office in replacement of such Franklin Selected Director promptly (but in no event more than twenty business days) following the delivery of such written notice.

~~Except as otherwise provided in this Article Fifth, the number of Directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of Directors by three and if a fraction is also contained in such quotient and if such fraction is one-third, the extra Director shall be a member of Class II, and if the fraction is two-thirds, one extra Director shall be a member of Class II and the other shall be a member of Class I. Except as otherwise provided in this Article Fifth, each Director elected at an annual meeting shall serve for a term ending on the third annual meeting following the meeting at which such Director was elected. The foregoing notwithstanding, each Director shall serve until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. If for any reason the number of Directors in the various classes shall not conform with the formula set forth in this Section, the Board of Directors may redesignate any Director in a different class in order that the balance of Directors in such class shall conform thereto; provided, however, that no such redesignation may have the effect of reducing the term to which a Director was elected. Election of Directors need not be by written ballot.~~

~~Vacancies~~ Except as otherwise provided herein, vacancies and newly created directorships resulting from any increase in the authorized number of Directors may be filled only by a majority of the Directors then in office, although less than a quorum, or a sole remaining Director; and any Director so chosen shall hold office until the next ~~election of the class for which such Directors shall have been chosen, and until their successors~~ annual meeting for the election of Directors and until his or her successor shall be duly elected and ~~shall qualify. If the number of Class I Directors is increased during the Warrant Holder Designation Period, the Corporation and the Board of Directors shall cause any vacancy created by such increase to be filled by an additional Warrant Holder Selected Director designated in writing by the holders of a majority of the then outstanding Warrants. If the number of Class II Directors is increased during the Franklin Designation Period, the Corporation and the Board of Directors shall cause any vacancy created by such increase to be filled by an additional Franklin Selected Director designated in writing by Franklin~~qualified.

SIXTH: In furtherance of, and not in limitation of, the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws. The Bylaws shall not be adopted, amended or repealed by the stockholders and no provision inconsistent therewith shall be adopted by the stockholders without the affirmative vote of the holders of at least 66 2/3% of the shares then entitled to vote at an election of Directors, voting together as a single class.

SEVENTH: Any Director may be removed ~~at any time by~~ from office, either with or without cause, by the affirmative vote of the holders of ~~at least 66 2/3%~~ a majority of the shares then entitled to vote at an election of Directors acting at a meeting of the stockholders in accordance with the DGCL, this Certificate and the Bylaws of the Corporation~~; provided, however, that, during the Warrant Holder Designation Period, a Warrant Holder Selected Director may be removed only for cause by the holders of at least 66 2/3% of the shares then entitled to vote at an election of Directors. Except as may otherwise be provided by law, “cause” shall mean, with respect to any Director, (a) the willful and material failure by such Director to perform, or the gross negligence of such Director in performing, the duties of a Director, (b) the engaging by such Director in willful or serious misconduct that is injurious to the Corporation or (c) the conviction of such Director of, or the entering by such Director of a plea of nolo contendere to, a crime that constitutes a felony. Any action for removal must be brought within three months of the date on which such conviction or adjudication is no longer subject to direct appeal.~~.

~~A Director who, at the time of taking office as a Director, is an employee of the Corporation or any subsidiary of the Corporation (an “Employee Director”) shall cease to be qualified to serve as a Director, and shall tender his or her resignation as director, if such person ceases to be an employee of the Corporation or any one of its subsidiaries, with the disqualification of such Director and the effectiveness of such resignation to take place upon the earliest of (a) such Director’s cessation of employment, (b) delivery by such Employee Director to the Corporation, or such subsidiary or subsidiaries, as the case may be, of a notice of resignation of employment or (c) delivery by the Corporation or one of its subsidiaries, as the case may be, to such Employee Director of a notice of termination of employment; provided, however, the foregoing provisions of this paragraph, including the disqualification and resignation provisions thereof, shall have no force and effect with respect to any Employee Director if the Board of Directors determines that they shall have no force and effect with respect to such Employee Director prior to the earliest of the occurrence of (a), (b) or (c) above.~~

~~EIGHTH:  Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the DGCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, or the Corporation, as the case may be, and also on the Corporation.~~

~~NINTH:~~ EIGHTH: To the fullest extent permitted by the DGCL as the same exists or may hereafter be amended, a Director shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director. In addition to the circumstances in which a Director is not personally liable for monetary damages as set forth in the preceding sentence, a Director shall not be liable to the fullest extent permitted by any amendment to the DGCL hereafter enacted that further eliminates or limits the liability of a Director.

~~TENTH~~NINTH: Any action to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote ~~theron~~ thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Article ~~Tenth~~Ninth, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

~~ELEVENTH~~TENTH: Subject to the terms of any one or more series of Preferred Stock, special meetings of the stockholders for any purpose or purposes may be called only by the Chairman of the Board, Vice Chairman, Chief Executive Officer, at the request in writing or by vote of a majority of the Board of Directors or a majority of the holders of Common Stock. Any request for a special meeting shall state the purpose or purposes of the proposed meeting.

~~TWELFTH~~ELEVENTH: The Corporation shall have the right, subject to any express provisions or restrictions contained in this Certificate or the Bylaws, from time to time, to amend the Certificate or any provision thereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a Director or stockholder of the Corporation by the Certificate or any amendment thereof are subject to such right of the Corporation; provided, however, that, ~~(a) during the Warrant Holder Designation Period, no amendment or restatement of the Certificate that amends in any manner the rights of the holders of the Warrants with respect to the Warrant Holder Selected Directors, or the obligations of the Corporation, the Board of Directors or the stockholders with respect thereto, in each case as set forth in Article Fifth and Article Seventh hereof, or that amends this proviso, shall be effective unless and until such amendment or restatement has also been approved in writing by holders of a majority of the then outstanding Warrants, and (b)~~ during the Franklin Designation Period, no amendment or restatement of the Certificate that amends in any manner the rights of Franklin with respect to the Franklin Selected Directors, or the obligations of the Corporation, the Board of Directors or the stockholders with respect thereto, in each case as set forth in Article Fifth hereof, or that amends this proviso, shall be effective unless and until such amendment or restatement has also been approved in writing by Franklin.

~~THIRTEENTH~~TWELFTH: Directors, officers, employees and agents of the Corporation shall have the following rights, as applicable:

1.   Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was or has agreed to become a Director or officer of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, partner, venture, proprietor, trustee, employee or agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer partner, venture, proprietor, trustee, employee or agent or in any other capacity while serving or having agreed to serve as a director, officer partner, venture, proprietor, trustee, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted or required by the DGCL, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to serve in the capacity which initially entitled such person to indemnity hereunder and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Corporation shall indemnify such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Article ~~Thirteenth~~ Twelfth shall be a contract right and shall include the right to be paid by the Corporation the expenses (including, without limitation, attorney’s fees and expenses) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the DGCL requires, the payment of such expenses incurred by a current, former or proposed Director or officer in his or her capacity as a Director or officer or proposed Director or officer (and not in any other capacity in which service was or is or has been agreed to be rendered by such person while a Director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnified person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified under this Section 1 or otherwise. Any repeal or amendment of this Article ~~Thirteenth~~ Twelfth shall be prospective only and shall not limit the rights of any such Director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such Director or officer in any of the foregoing capacities prior to any such repeal or amendment to this Article ~~Thirteenth~~Twelfth.

2.   Indemnification of Employees and Agents. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation, individually or as a group, with the same scope and effect as the indemnification of Directors and officers provided for in this Article ~~Thirteenth~~Twelfth.

3.   Right of Claimant to Bring Suit. If a written claim received by the Corporation from or on behalf of an indemnified party under this Article ~~Thirteenth~~ Twelfth is not paid in full by the Corporation within 90 days after such receipt, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

4.   Nonexclusivity of Rights. The right to indemnification and the advancement and payment of expenses conferred in this Article ~~Thirteenth~~ Twelfth shall not be exclusive of any other right which any person may have or hereafter acquire under any law (common or statutory), provision of this Certificate, the Bylaws, agreement, vote of stockholders or disinterested Directors or otherwise.

The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was serving as a Director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

If this Article ~~Thirteenth~~ Twelfth or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each Director and officer of the Corporation, as to costs, charges and expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this Article ~~Thirteenth~~ Twelfth that shall not have been invalidated and to the fullest extent permitted by applicable law.

For purposes of this Article ~~Thirteenth~~Twelfth, reference to the “Corporation” shall include, in addition to the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger prior to (or, in the case of an entity specifically designated in a resolution of the Board of Directors, after) the adoption hereof and which, if its separate existence had continued, would have had the power and authority to indemnify its Directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article ~~Thirteenth~~ Twelfth with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

~~FOURTEENTH~~THIRTEENTH: The Corporation shall not be governed by or subject to the provisions of Section 203 of the DGCL as now in effect or hereafter amended, or any successor statute thereto.

~~FIFTEENTH~~FOURTEENTH: To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for: (1) any derivative action or proceeding brought in the name or right of the Corporation or on its behalf, (2) any action asserting a claim for breach of a fiduciary duty owed by any Director, officer, employee, stockholder or other agent of the Corporation to the Corporation or the Corporation’s stockholders, (3) any action arising or asserting a claim arising pursuant to any provision of the DGCL or any provision of this Certificate or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (4) any action asserting a claim governed by the internal affairs doctrine, including, without limitation, any action to interpret, apply, enforce or determine the validity of this Certificate or the Bylaws. Any person or entity purchasing or otherwise acquiring any interest in shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Fourteenth.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, Goodrich Petroleum Corporation has caused this Certificate to be duly executed in its name and on its behalf by its Secretary this ~~12th~~ [•] day of [•]~~October~~, ~~2016~~ 2019.

GOODRICH PETROLEUM CORPORATION

By:~~/s/ Michael J. Killelea~~

Name: Michael J. Killelea

Title: ~~Senior~~Executive Vice President, General Counsel and Corporate Secretary

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